                      Annuity Investors(R) Variable Account A


                                       of


                  Annuity Investors (R) Life Insurance Company


                                      for


                      The Commodore(R) Variable Annuities


                    The Commodore                The Commodore
                      Nauticus(R)                Americus (R)


                                 June 30, 1999


                      Semiannual Report to Contract Owners


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                                Table of Contents

                                                                           Page

Letter from the President...................................................  2

Portfolio Semiannual Reports
                                                                             Tab

        Bankers Trust Company...............................................  I
               EAFE(R) Equity Index Fund
               Equity 500 Index Fund
               Small Cap Index Fund

        Merrill Lynch Variable Series Funds, Inc. .......................... II
               Basic Value Focus Fund
               Domestic Money Market Fund
               Global Strategy Focus Fund
               High Current Income Fund

        Dreyfus Portfolios..................................................III
               Dreyfus Variable Investment Fund
                      Capital Appreciation Portfolio
                      Growth and Income Portfolio
                      Small Cap Portfolio
               The Dreyfus Socially Responsible Growth Fund, Inc.
               Dreyfus Stock Index Fund

        Strong Opportunity Fund II, Inc. ................................... IV

        PBHG Insurance Series Fund, Inc. ...................................  V
               PBHG Growth II Portfolio
               PBHG Technology & Communications Portfolio

        Janus Aspen Series.................................................. VI
               Aggressive Growth Portfolio
               Capital Appreciation Portfolio
               Worldwide Growth Portfolio
               Balanced Portfolio

        Morgan Stanley Dean Witter Universal Funds, Inc. ...................VII
               U.S. Real Estate Portfolio
               Fixed Income Portfolio



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Dear Commodore Contract Owner:

        I am pleased to present you with the June 30, 1999 Semiannual Reports for each of the twenty-one Portfolios offered through the sub-accounts of Annuity Investors(R) Variable Account A. The Portfolios are managed by leading investment advisors such as Janus Capital Corporation, The Dreyfus Corporation, Bankers Trust Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Dean Witter Investment Management Inc., Pilgrim Baxter & Associates, Ltd. and Strong Capital Management, Inc. The broad range of investment options offered under your Contract allows you the flexibility to implement your own personal investment strategy and to change your mix of investments as your objectives change over time.

        In the first half of 1999, the stock market, as measured by the Standard & Poor's 500 Composite Stock Index, showed a 12.38% increase and the NYSE Composite Index increased by 8.78%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, decreased by 1.38% over the same period. The performance of the sub-accounts offered under your Contract compared favorably to the performance of these indices, as shown by the average annual total return for the period January 1, 1999 to June 30, 1999, below.*

Janus A.S.-Aggressive Growth Portfolio                                 29.93%
Janus A.S.-Worldwide Growth Portfolio                                  12.06%
Janus A.S.-Capital Appreciation Portfolio                              24.91%
Janus A.S.-Balanced Portfolio                                          11.38%
Dreyfus V.I.F.-Small Cap Portfolio                                     11.66%
Dreyfus V.I.F.-Capital Appreciation Portfolio                           6.85%
Dreyfus V.I.F.-Growth and Income Portfolio                             10.40%
The Dreyfus Socially Responsible Growth Fund, Inc.                     12.08%
Dreyfus Stock Index Fund                                               11.45%
BT Insurance Funds Trust-Small Cap Index Fund                           7.19%
BT Insurance Funds Trust-EAFE(R)Equity Index Fund                       3.48%
BT Insurance Funds Trust-Equity 500 Index Fund                         11.25%
Strong Opportunity Fund II, Inc.                                       18.96%
Merrill Lynch V.S.F.-Basic Value Focus Fund                            21.42%
Merrill Lynch V.S.F.-Global Strategy Focus Fund                         4.00%
Merrill Lynch V.S.F.-High Current Income Fund                           3.07%
Merrill Lynch V.S.F.-Domestic Money Market Fund                         1.25%
Morgan Stanley Dean Witter Universal Funds, Inc.-U.S. Real              7.80%
Estate Portfolio
Morgan Stanley Dean Witter Universal Funds, Inc.-Fixed Income          -2.56%
Portfolio
PBHG Insurance Series Fund, Inc.-PBHG Technology &                     46.48%
Communications  Portfolio
PBHG Insurance Series Fund, Inc.-PBHG Growth II Portfolio              24.34%
        *Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

        I, and my colleagues at Annuity Investors Life Insurance Company(R), look forward to continuing to serve you in the future.

Sincerely,


/s/--------------
Robert A. Adams
President

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:

REGISTRANT                                                    1940 Act Number
----------                                                    ---------------

Dreyfus Variable Investment Fund                              811-05125
--Capital Appreciation Portfolio
--Growth & Income Portfolio
--Small Cap Portfolio
The Dreyfus Socially Responsible Growth Fund, Inc.            811-07044
Dreyfus Stock Index Fund                                      811-05719

Janus Aspen Series                                            811-07736
--Janus Aspen Aggressive Growth Portfolio
--Capital Appreciation Portfolio
--Janus Aspen Worldwide Growth Portfolio
--Janus Aspen Balanced Portfolio

Merrill Lynch Variable Series Fund, Inc.                      811-03290
--Basic Value Focus Fund
--Domestic Money Market Fund
--Global Strategy Focus Fund
--High Current Income Fund

Morgan Stanley Dean Witter Universal Funds, Inc.              811-07607
--Fixed Income Portfolio
--U.S. Real Estate Portfolio

Bankers Trust Funds, Inc.                                     811-07507
--EAFE(R) Equity Index Fund
--Equity 500 Index Fund
--Small Cap Index Fund

Strong Opportunity Fund II, Inc.                              811-06552

PBHG Insurance Series Fund, Inc.                              811-08009
--PBHG Growth II Portfolio
--PBHG Technology & Communications Portfolio

Annuity Investors Life Insurance Company(R)
P. O. Box 5423
Cincinnati, Ohio 45201-5423
1-800-789-6771



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                                       for


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This report is for the  information of the contract  owners and  participants of
Annuity Investors Life Insurance Company and Annuity Investors  Variable Account
A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains complete information, including charges and expenses.